Exhibit 10.2

EXECUTION COPY

Dated May 28, 2013

(1)	BUNGE SECURITIZATION B.V., as Seller

(2)	BUNGE FINANCE B.V., as Master Servicer

(3)	The Conduit Purchasers party hereto

(4)	The Committed Purchasers party hereto

(5)	The Purchaser Agents party hereto

(6)	COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., as Administrative Agent and Purchaser Agent

(7)	BUNGE LIMITED, as Performance Undertaking Provider

FOURTH AMENDMENT TO
RECEIVABLES TRANSFER AGREEMENT

Exhibits

EXHIBIT A          Form of First Notice of Assignment

EXHIBIT B          Form of Monthly Notice of Assignment

THIS FOURTH AMENDMENT TO THE RECEIVABLES TRANSFER AGREEMENT (this “Amendment”) is dated May 28, 2013 and made between:

(1)                                 BUNGE SECURITIZATION B.V., a private limited liability company organized under the laws of the Netherlands, as Seller (the “Seller”);

(2)                                 BUNGE FINANCE B.V., a private limited liability company organized under the laws of the Netherlands, as Master Servicer (the “Master Servicer”);

(3)                                 the Conduit Purchasers party hereto (the “Conduit Purchasers”);

(4)                                 the Committed Purchasers party hereto (the “Committed Purchasers”);

(5)                                 the Purchaser Agents party hereto (the “Purchaser Agents”);

(6)                                 COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., as Administrative Agent (the “Administrative Agent”); and

(7)                                 BUNGE LIMITED, a company formed under the laws of Bermuda, as Performance Undertaking Provider (the “Performance Undertaking Provider”),

the Seller, the Master Servicer, the Conduit Purchasers, the Committed Purchasers, the Purchaser Agents, the Administrative Agent and the Performance Undertaking Provider are hereinafter collectively referred to as the “Parties” and each of them a “Party”.

BACKGROUND:

(A)                               The Parties to this Amendment have entered into a Receivables Transfer Agreement dated June 1, 2011 (as amended from time to time, the “Receivables Transfer Agreement”) and the Parties now wish to amend the Receivables Transfer Agreement in accordance with this Amendment.

(B)                               This Amendment is a Transaction Document as defined in the Receivables Transfer Agreement.

IT IS AGREED that:

1.                                      DEFINITIONS AND INTERPRETATION

Unless otherwise defined herein, capitalized terms which are used herein shall have the meanings assigned to such terms in Section 1.1 (Certain defined terms) of the Receivables Transfer Agreement.  The principles of interpretation set forth in Section 1.2 (Other terms) and 1.3 (Computation of time periods) of the Receivables Transfer Agreement shall apply to this Amendment as if fully set forth herein.

2.                                      AMENDMENTS TO THE RECEIVABLES TRANSFER AGREEMENT

The Parties hereby agree that, with effect from the date of this Amendment, the Receivables Transfer Agreement shall be amended as follows:

(a)                                 The definition of “Applicable Margin” contained in Section 1.1 (Certain defined terms) of the Receivables Transfer Agreement shall be deleted and replaced in its entirety with the following definition:

““Applicable Margin” means (a) 0.85% per annum with respect to a Tranche funded with Commercial Paper and (b) in all other cases, 1.30% per annum.”

(b)                                 The definition of “Country Concentration Factor” contained in Section 1.1 (Certain defined terms) of the Receivables Transfer Agreement shall be deleted and replaced in its entirety with the following definition:

““Country Concentration Factor” means, with respect to any Approved Obligor Jurisdiction as of any date of determination, the percentage, if applicable, specified (or the percentage resulting from the calculation specified) under the heading “Country Concentration Factor” in the grid immediately below; provided, that with respect to (i) Spain, its “Country Concentration Factor” shall be the lower of (A) 12% and (B) the then-applicable Loss Reserve Floor percentage (provided that if the applicable currency rating of Spain, determined as specified below (including the final sentence of this definition in the case where the S&P and Moody’s ratings fall within different ratings levels), is not at least investment grade (i.e., BBB-/Baa3), then the “Country Concentration Factor” for Spain shall be 5%, and provided further that if the Days Sales Outstanding set forth in the most recently delivered Portfolio Report (calculated solely with respect to the Eligible Receivables with Obligors in Spain) exceeds 33 days, then the “Country Concentration Factor” for Spain shall be determined in accordance with the grid below); (ii) Italy, its “Country Concentration Factor” shall be 10% , provided that if the applicable currency rating of Italy, determined as specified below (including the final sentence of this definition in the case where the S&P and Moody’s ratings fall within different ratings levels), is not at least investment grade (i.e., BBB-/Baa3), then the “Country Concentration Factor” for Italy shall be 5%; and (iii) Portugal, its “Country Concentration Factor” shall be 4%.

Approved Obligor Jurisdiction’s Applicable Currency Rating (S&P/Moody’s)	Country Concentration Factor
AA/Aa2 or better	No Country Concentration Factor
AA- to A+/Aa3 to A1	Loss Reserve Floor
A to BBB+/A2 to Baa1	Loss Reserve Floor/2
BBB to BBB-/Baa2 to Baa3	Loss Reserve Floor/3
Lower than BBB-/Baa3 or no Sovereign Currency Rating	Loss Reserve Floor/5

The applicable ratings used shall be the foreign currency government bond rating for Moody’s and the sovereign foreign currency long-term rating for S&P.

In the event the foreign currency ratings of any Approved Obligor Jurisdiction from S&P and Moody’s fall within different ratings levels, the Country Concentration Factor for such Approved Obligor Jurisdiction shall be determined as follows: (1) in the case of a one notch difference, the lower rating will be used, (2) in the case of a two notch difference, the average or middle rating category will be used (e.g., “BBB+” where the ratings were “A-” and “BBB”), (3) in the case of further odd number of notch differences, the lower of the two middle ratings will be used, and (4) in the case of further even number of differences, the average or middle rating category will be used.”

(c)                                  The definition of “Concentration Factor” contained in Section 1.1 (Certain defined terms) of the Receivables Transfer Agreement shall be deleted and replaced in its entirety with the following definition:

““Concentration Factor” means, with respect to any Obligor (treating each Obligor and its Affiliates as if they were a single Obligor) as of any date of determination, the percentage, if applicable, specified (or the percentage resulting from the calculation specified) under the heading “Concentration Factor” in the grid immediately below; except that, with respect to Conagra Foods, Inc., its “Concentration Factor” shall be (i) 7% or (ii) 4% if at any time Conagra Foods, Inc. (A) has a short-term Debt Rating lower than A-3 from S&P or P-3 from Moody’s or has no short-term Debt Rating; or (B) has a long-term Debt Rating lower than BBB- from S&P or Baa3 from Moody’s or has no long-term Debt Rating.

Obligor’s Short-Term Debt Rating (S&P/Moody’s)	Obligor’s Long-Term Debt Rating (S&P/Moody’s)	Concentration Factor
A-1+/P-1	AA/Aa2 or better	Loss Reserve Floor
A-1/P-1	AA- to A+/Aa3 to A1	Loss Reserve Floor
A-2/P-2 or better (but less than A-1/P-1)	A to BBB+/A2 to Baa1	Loss Reserve Floor/2
A-3/P-3 or better (but less than A-2/P-2)	BBB to BBB-/Baa2 to Baa3	Loss Reserve Floor/3
Lower than A-3/P-3 or no Debt Rating	Lower than BBB-/Baa3 or no Debt Rating	Loss Reserve Floor/5

The Concentration Factor shall be based upon an Obligor’s short-term Debt Ratings unless no such short-term Debt Rating is available from either S&P or Moody’s, in which case such Obligor’s long-term Debt Ratings will be used.

In the event the ratings of any Obligor from S&P and Moody’s fall within different ratings levels, the Concentration Factor for such Obligor shall be determined using the lower rating.

To the extent that the Receivables owing by any Obligor are subject to Approved Credit Enhancement and the aggregate Outstanding Balance of Portfolio Receivables owing by such Obligor would otherwise exceed the then applicable Concentration Factor for such Obligor based on the applicable Debt Ratings of such Obligor, the rating of such credit enhancer will be used for the purpose of determining the applicable Concentration Factor.”

(d)                                 The definition of “Scheduled Commitment Facility Termination Date” in Section 1.1 (Certain defined terms) of the Receivables Transfer Agreement shall be deleted and replaced in its entirety as follows:

““Scheduled Commitment Facility Termination Date” means, with respect to any Committed Purchaser, May 28, 2014 as the same may be extended from time to time pursuant to Section 2.20 (Extension of Scheduled Commitment Facility Termination Date); provided that the Scheduled Commitment Facility Termination Date may not be extended beyond June 1, 2016 without the consent of each Purchaser Agent.”

3.                                      REPRESENTATIONS

Each of the Seller, the Master Servicer and the Performance Undertaking Provider represents and warrants to the other Parties hereto that, after giving effect to this Amendment, each of its representations and warranties set forth in the Receivables Transfer Agreement, as such representations and warranties apply to such Person, is true and correct in all material respects on and as of the date hereof as though made on and as of such date except for representations and warranties stated to refer to a specific earlier date, in which case such representations and warranties are true and correct as of such earlier date.

4.                                      ITALIAN RECEIVABLES PURCHASE AGREEMENT

4.1                               The Parties hereby agree that, with effect from the date of the 2013 Italian RPA (as defined below), unless the context requires otherwise or as otherwise provided in the New Italian Finance Documents (as defined below):

(a)                                 each reference to the “Italian RPA” in any Transaction Document to which they are party shall be deemed to be a reference to the Italian Receivables Purchase Agreement dated on or about 31 May 2013 (the “2013 Italian RPA”), among the Italian Originator, the Italian Seller Agent and the Italian Intermediate Transferor;

(b)                                 each reference to the “Italian Account Security Agreement” in any Transaction Document to which they are party shall be deemed to be a reference to the Italian Account Security Agreement as acknowledged and extended pursuant to the deed of acknowledgement and extension dated on or about 31 May 2013 (the “Deed of Acknowledgment and Extension of the Italian Deed of Pledge” and together with the 2013 Italian RPA, the “New Italian Finance Documents”), among, inter alios, the Italian Originator, the Seller and the Administrative Agent; and

(c)                                  any reference to Exhibits D and E to the Servicing Agreement shall be deemed to be a reference to Exhibits A and B to this Amendment.

It being understood and agreed among the Parties that the foregoing does not (i) affect or jeopardize in any way the effectiveness of the provisions and obligations set forth in the relevant Transaction Documents (including the original Italian law documents) with respect to the Italian RPA and the Italian Account Security Agreement which have not been expressly amended and/or replaced by the New Italian Finance Documents, or (ii) in any event prevent any Party from exercising and/or protecting its rights arising from the original Transaction Documents (including the Italian law documents) with respect to the Italian RPA and the Italian Account Security Agreement in accordance with the provisions set forth thereunder.

4.2                               In addition, the Parties hereby consent to the 2013 Italian RPA.

5.                                      CONTINUANCE

The Parties hereby confirm that the provisions of the Receivables Transfer Agreement shall continue in full force and effect, subject only to the amendments effected thereto by this Amendment.

6.                                      FURTHER ASSURANCE

The Parties shall upon request of the Administrative Agent, and at the cost of the Seller, do all such acts and things necessary or desirable to give effect to the amendments effected or to be effected by this Amendment.  Each of the Parties thereto hereby ratifies and confirms each of the Transaction Documents to which it is a party.

7.                                      CONDITIONS PRECEDENT

This Amendment shall become effective as of the date first above written upon receipt by (i) the Administrative Agent of counterparts of this Amendment duly executed by each of the Parties and (ii) each Purchaser Agent, for the benefit of its related Purchaser Group, an amendment fee (the “Amendment Fee”) equal to the product of (a) 0.05% and (b) the aggregate Commitments of the Committed Purchasers in such Purchaser Group, which Amendment Fee shall be fully earned on the date hereof and, once paid, shall be non-refundable under any circumstances.

8.                                      NOTICES, ETC.

All communications and notices provided for hereunder shall be provided in the manner described in Schedule 2 (Address and Notice Information) to the Receivables Transfer Agreement.

9.                                      EXECUTION IN COUNTERPARTS

This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile or by electronic file in a format that is accessible by the recipient shall be effective as delivery of a manually executed counterpart of this Amendment.

10.                               GOVERNING LAW; SUBMISSION TO JURISDICTION

(a)                                 THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

(b)                                 Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the non-exclusive jurisdiction of the Supreme Court of the State of New York sitting in the Borough of Manhattan and of the United States District Court for the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Amendment.  Each party hereto hereby irrevocably waives, to the fullest extent that it may legally do so, the defense of an inconvenient forum to the maintenance of such action or proceeding.  Each party hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

EXHIBIT A

Form of First Notice of Assignment

FORM OF ITALIAN FIRST NOTICE OF ASSIGNMENT (ITA)

A:

[•] [PLEASE INSERT THE RELEVANT DETAILS OF EACH OBLIGOR]

Da:

Bunge Italia S.p.A.

Viale G. di Vittorio, 62

Ravenna

Italia

, 2013

Egregi Signori,

Oggetto:                                               Notifica di cessione di crediti ai sensi e per gli effetti degli articoli 1248, 1264 e 1265 del Codice Civile — Istruzioni di pagamento — Informativa in materia di dati personali

Con la presente, La informiamo che in data [•] 2013, nell’ambito [di un’operazione di factoring] [APPLICABILE AI NUOVI DEBITORI]/[dell’operazione di factoring oggetto della nostra precedente corrispondenza][APPLICABILE AI DEBITORI CHE HANNO GIA’ RICEVUTO UNA NOTIFICA DI CESSIONE AI SENSI DEL RPA ORIGINARIO], Bunge Italia S.p.A. (la “Società”), in forza di un contratto denominato “Italian Receivables Purchase Agreement” ha ceduto, ai sensi e per gli effetti della l. 52/91, i Crediti a Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A., una banca avente sede legale in Croeselaan, 18, Utrecht 3521 CB, Netherlands (“Rabobank Nederland”):

•                                          i crediti esistenti alla data odierna derivanti dai taluni contratti di natura commerciali stipulati tra Lei e la Nostra Società, come meglio dettagliati sub Allegato 1 alla presente notifica (i “Crediti Esistenti”); nonché

•                                          tutti i crediti futuri che sorgeranno dai contratti in essere alla data odierna e/o che d’ora innanzi saranno stipulati tra Lei e la Nostra Società, a partire dalla data odierna e sino al [•] 2015 [24 MESI A PARTIRE DALLA SOTTOSCRIZIONE DELL’ITALIAN RPA] (i “Crediti Futuri”, ed insieme ai Crediti Esistenti, i “Crediti”).

Nel contesto della medesima operazione di cessione di crediti commerciali, ai sensi di un contratto denominato “Italian Intermediate Transfer Agreement” stipulato in data 1 giugno 2011, come successivamente modificato, i Crediti sono stati oggetto di un’ulteriore cessione da Rabobank Nederland in favore di Bunge Securitization B.V. ( “Bunge Securitization”) una società con sede sociale in Burg. De Manlaan 2, 4837 BN, Breda, Netherlands.

Al fine di garantire il corretto adempimento delle obbligazioni poste in capo a Bunge Securitization per il buon esito dell’operazione in oggetto, tuttavia quest’ultima ha (ri)ceduto in garanzia tutti i Crediti a Rabobank Nederland, nella sua qualità di mandatario (administrative agent) delle controparti contrattuali garantite (l’”Administrative Agent”).

A seguito di tali cessioni, Rabobank Nederland è il titolare ultimo dei Crediti vantati nei Suoi confronti ed ha conferito alla nostra Società — in qualità di sub-servicer — l’incarico d’incassare, in nome e per conto dell’Admnistrative Agent, tutte le somme dovute in relazione ai Crediti, alla luce dei nostri reciproci rapporti commerciali.

Per l’effetto, La informiamo altresì del fatto che, con decorrenza dalla data della presente, ogni e qualsiasi Suo futuro pagamento dovuto ai sensi dei contratti indicati in allegato, nonché di ogni ulteriore contratto che verrà stipulato con la Nostra Società - dovrà da Lei essere [effettuato] [APPLICABILE AI NUOVI DEBITORI]/[continuare ad essere effettuato] [APPLICABILE AI DEBITORI CHE HANNO GIA’ RICEVUTO UNA NOTIFICA DI CESSIONE AI SENSI DEL RPA ORIGINARIO], sino ad eventuale e diversa comunicazione, sul conto corrente IBAN [•], aperto in nome di Bunge Italia S.p.A. presso [•], [come già comunicato mediante nostra precedente corrispondenza] [APPLICABILE AI DEBITORI CHE HANNO GIA’ RICEVUTO UNA NOTIFICA DI CESSIONE AI SENSI DEL RPA ORIGINARIO].

La preghiamo di notare che, a far data dalla data odierna e salvo diversa successiva istruzione, ai sensi e per gli effetti dell’art. 1264, cod. civ., ogni pagamento effettuato nei confronti di soggetto diverso da Bunge Italia S.p.A. (nel conto corrente indicato al paragrafo che precede) non potrà essere considerato liberatorio della Sua posizione debitoria.

Con l’occasione, La informiamo altresì che i Suoi dati personali verranno trattati nel rispetto della normativa vigente conformemente a quanto previsto dal Codice in Materia di Dati Personali (d. lgs. 196/2003). Per ulteriori informazioni al riguardo, La invitiamo a far riferimento all’Allegato 2 alla presente lettera.

Cordiali saluti,

BUNGE ITALIA S.P.A.

2

Allegato 1

LISTA DEI CREDITI [PLEASE INSERT THE RELEVANT DETAILS OF THE RECEIVABLES]

Customer name	Customer address	Customer number	Invoice number	Due date	Currency	Invoice amount

3

Allegato 2

Informativa Privacy ai sensi dell’art. 13 del d.lgs. 196/2003

La cessione dei Crediti, di cui alla presente notifica, ha comportato necessariamente il trasferimento a Rabobank Nederland anche dei dati personali - anagrafici, patrimoniali e reddituali - contenuti nei documenti e nelle evidenze informatiche connessi ai crediti e relativi ai debitori ceduti ed ai rispettivi garanti (i “Dati Personali”). Ciò premesso, Rabobank Nederland, in qualità di titolare del trattamento (il “Titolare”), è tenuta a fornire ai debitori ceduti, ai rispettivi garanti, ai loro successori ed aventi causa (gli “Interessati”) l’informativa di cui all’art. 13 del d.lgs. 196/2003 meglio noto come “Codice in materia di Protezione dei Dati Personali” (il “Codice Privacy”) ed assolve tale obbligo mediante la presente comunicazione effettuata a mezzo della Nostra Società, previo apposito incarico.

Pertanto, ai sensi e per gli effetti dell’art. 13 del Codice Privacy, la Nostra Società - in nome e per conto proprio nonché di Rabobank Nederland e degli altri soggetti di seguito individuati - informa che i Dati Personali degli Interessati contenuti nei documenti relativi a ciascun credito ceduto saranno trattati esclusivamente nell’ambito della ordinaria attività del Titolare e, inter alia, per adempiere agli obblighi previsti dalla legge o dai regolamenti nonché con finalità connesse e strumentali ai rapporti con i debitori/garanti.

Il trattamento dei Dati Personali avverrà mediante elaborazioni manuali o strumenti elettronici e comunque, in modo da garantire la sicurezza e la riservatezza dei Dati Personali stessi.

I Dati Personali potranno, altresì, essere comunicati - in ogni momento — a Bunge Securitization, per la sola realizzazione dell’operazione di factoring e dell’esercizio dei diritti ad essa spettanti in relazione ai Crediti, nonché a soggetti volti a realizzare le finalità sopra elencate nonché le finalità relative, tra le altre, all’espletamento dei servizi di cassa e pagamento e ad ogni attività di consulenza anche legale che dovesse rendersi necessaria in questo ambito.

I soggetti appartenenti alle categorie ai quali i dati potranno essere comunicati utilizzeranno i dati in qualità di autonomi titolari del trattamento, in piena autonomia e nel rispetto delle disposizioni del Codice Privacy. In particolare, Bunge Finance B.V., operando in qualità di servicer per la gestione dei crediti e del relativo incasso, tratterà i dati in qualità di Responsabile del trattamento, mentre la Nostra Società, nella sua qualità di sub-servicer, su apposita delega del servicer tratterà i dati in qualità di incaricato. Possono altresì venire a conoscenza dei Dati Personali in qualità di incaricati del trattamento — nei limiti dello svolgimento delle mansioni assegnate — persone fisiche appartenenti alle categorie dei consulenti e/o dei dipendenti del Titolare stesso. L’elenco completo ed aggiornato dei soggetti ai quali i Dati Personali possono essere comunicati e di quelli che ne possono venire a conoscenza possono essere consultati in ogni momento inoltrando apposita richiesta al Titolare o al Responsabile del trattamento. I Dati Personali potranno anche essere comunicati all’estero per dette finalità ma solo a soggetti che operino in Paesi appartenenti all’Unione Europea. I Dati Personali non saranno oggetto di diffusione.

La Nostra Società informa, infine, che la legge attribuisce a ciascuno degli Interessati gli specifici diritti di cui all’art. 7 del Codice in materia di Protezione dei Dati Personali che possono essere esercitati rivolgendosi a Bunge Finance B.V., presso la propria sede legale in [•] o ai seguenti recapiti: numero di fax [•] e numero di telefono [•], nella sua qualità di Responsabile del trattamento dei Dati Personali o, alternativamente, a Bunge Italia S.p.A., presso la propria sede legale in [•]o ai seguenti recapiti: numero di fax [•] e numero di telefono [•], nella sua qualità di incaricato del trattamento dei Dati Personali.

I nostri uffici resteranno a Vostra disposizione per qualunque esigenza ai recapiti anzidetti.

Con i migliori saluti,

4

BUNGE ITALIA S.P.A.

5

FORM OF ITALIAN FIRST NOTICE OF ASSIGNMENT (ENG)

To: [•] (Assigned Debtor)

[PLEASE INSERT THE RELEVANT DETAILS OF EACH OBLIGOR]

From:

Bunge Italia S.p.A.

Viale G. di Vittorio, 62

Ravenna

Italy

, 2013

Dear Sirs,

Re: Notice of assignment of receivables in accordance with Articles 1248, 1264 and 1265 of the Italian Civil Code - Instructions of payment - Information relating to personal data

We hereby inform you that, on [•] 2013, in the context of [a securitization transaction] [APPLICABLE TO NEW OBLIGORS]/[the securitization transaction subject matter of our previous correspondence] [APPLICABLE TO THE OBLIGORS THAT ALREADY RECEIVED A NOTICE OF ASSIGNMENT PURSUANT TO THE ORIGINAL ITALIAN RPA], Bunge Italia S.p.A. (the “Company”) has assigned, by entering into an assignment agreement named “Italian Receivables Purchase Agreement”, also pursuant to law 52/91, such Receivables to Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A., a bank having registered office in Croeselaan, 18, Utrecht 3521 CB, Netherlands (hereinafter, “Rabobank Nederland”):

•                                          all the receivables existing at the date hereof originated from commercial agreements entered into between you and our Company, as better detailed under Schedule 1  attached to this notice (the “Existing Receivables”); and

•                                          any future receivables originated from commercial agreements in place or that might be entered into between us, starting from the date hereof up to [•] 2015 [24 MONTHS FOLLOWING THE EXECUTION OF THE ITALIAN RPA] (the “Future Receivables” and together with the Existing Receivables, the “Receivables”).

In the context of the above mentioned securitization as described above and in compliance with the agreement named “Italian Intermediate Transfer Agreement” dated 1st June 2011, as subsequently amended, the Receivables have been subsequently assigned by Rabobank Nederland to Bunge Securitization B.V. (hereinafter “Bunge Securitization”), a company having registered office in Burg. de Manlaan 2, 4837 BN Breda, the Netherlands.

In order to guarantee the correct execution of any obligations of Bunge Securitization for the good outcome of the transaction, nonetheless the latter has (re)assigned by way of security all the Receivables to Rabobank Nederland, in its capacity as administrative agent (mandatario) of the secured parties (the “Administrative Agent”).

As a result of the abovementioned assignments, Rabobank Nederland is the ultimate holder of the Receivables and has appointed our Company — as sub-servicer — to conduct, in the name and on behalf of the Administrative Agent, the servicing, administration, collection and management of the assigned Receivables, also on the basis of our business relations.

As a consequence, we kindly ask you, as of the date hereof, to [make] [APPLICABLE TO NEW OBLIGORS]/[continue to make] [APPLICABLE TO THE OBLIGORS THAT ALREADY RECEIVED A NOTICE OF ASSIGNMENT PURSUANT TO THE ORIGINAL ITALIAN RPA] any payment, due in relation to the agreements specified in Schedule 1 hereto, as well as any agreement which might be entered into with our Company, up to any other subsequent different notice, if any, on the following bank account IBAN [•] opened in the name of Bunge Italia S.p.A. with [•], [as already communicated with previous correspondence] [APPLICABLE TO THE OBLIGORS THAT ALREADY RECEIVED A NOTICE OF ASSIGNMENT PURSUANT TO THE ORIGINAL ITALIAN RPA].

Please note that, as of today and up to different notice, pursuant to article 1260 of the Italian Civil Code, any payment made to an entity other than Bunge Italia S.p.A. (on the Bank Account designated above) shall not be considered able to redeem your debt.

We hereby also inform you that your personal data will be treated in compliance with the relevant laws and regulations, pursuant to the provisions of the Privacy Code (legislative decree 196/2003). For further information concerning such issue, we invite you to refer to Schedule 2 of this letter.

Yours faithfully,

BUNGE ITALIA S.P.A.

2

Schedule 1

LIST OF THE RECEIVABLES [PLEASE INSERT THE RELEVANT DETAILS OF THE RECEIVABLES]

Customer name	Customer address	Customer number	Invoice number	Due date	Currency	Invoice amount

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Schedule 2

Information relating to personal data in accordance with Article 13 of Legislative Decree No. 196 of 30 June 2003

Pursuant to article 13, paragraphs 1 and 2 of Legislative Decree No 196 of 30 June 2003 (known as the “Privacy Code”), and in relation to the processing of your personal data, our Company notifies you the following.

As a consequence of the transfer hereto, also the personal data connected to the assigned receivables, the related assigned debtors and the related guarantors (the “Personal Data”) have been transferred to Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A. (“Rabobank Nederland”), which has become “Data Controller” (Titolare del trattamento) as provided for by article 28 of the Privacy Code. Rabobank Nederland, in its capacity as Data Controller, shall provide to the assigned debtors, the related guarantors and related successors (the “Interest Parties”) the privacy notice provided for pursuant to article 13 of the Privacy Code and complies with this obligation through such communication carried out by our Company, upon a specific mandate duly given to it.

In the light of the foregoing, your Personal Data will be processed in printed, computing and telematic form for the following purposes: (i) in connection with the ordinary business of the Data Controller; (ii) performance of contractual and lawful obligations and (iii) purposes connected with relationship with the debtors and related guarantor.

Your Personal Data may be disclosed at any time, and consequently processed, strictly in accordance with the above-mentioned purposes, by the following subjects: (i) Bunge Securitization, for the sole purposes of carrying out the Factoring Transaction and exercising the rights connected to the Receivables, as well as (ii) other entities for the purposes above mentioned and for the collection and payment services and any advice activity (including legal advice activity) in relation thereto.

The subjects belonging to the categories allowed to receive Personal Data shall use the same Personal Data as autonomous Data Controller, in full autonomy and in compliance with the Privacy Code. In particular Bunge Finance B.V., acting in its capacity as servicer for the management of the Receivables and the relevant cash and the Company acting in its capacity as sub-servicer, duly appointed by the servicer, will be entitled to process the Personal Data in their capacities as Data Processors. Personal Data may also be known by individuals belonging to the categories of consultants and/or employees of the Data Controller or Data Processors themselves in their capacity as persons in charge of the processing — and within the limits of the activities assigned and carried by them. The complete and updated list of the subjects whom Personal Data can be communicated or those who may have knowledge of them can be consulted in every moment filing a specific request to the Data Controller or the Data Processors. Personal Data can be communicated abroad for the above mentioned purposes, but only to subjects acting in countries which are member of the European Union. Personal Data shall not be disclosed.

Ultimately, our Company hereby informs you that Italian Law grants to each of the Interest Parties the specific rights pursuant to article 7 of the Privacy Code that can be exercised turning, in their capacities as Data Processor, to (i) Bunge Finance B.V., at its registered office in [•], or to the following numbers: fax number [•] and phone number [•], or, alternatively, (ii) Bunge Italia S.p.A., at its registered office in [•], or to the following numbers: fax number [•] and phone number [•].

Our offices remain at your disposal for whats0ever need.

Best regards,

4

BUNGE ITALIA S.P.A.

5

EXHIBIT B

Form of Monthly Notice of Assignment

6

FORM OF ITALIAN MONTHLY NOTICE OF ASSIGNMENT (ITA)

A:

[•] [PLEASE INSERT THE RELEVANT DETAILS OF EACH OBLIGOR]

Da:

Bunge Italia S.p.A.

Viale G. di Vittorio, 62

Ravenna

Italia

               , 2013

Gentile Cliente,

Oggetto:                                               Notifica di cessione di crediti ai sensi e per gli effetti degli articoli 1248, 1264 e 1265 del Codice Civile — Istruzioni di pagamento — Informativa in materia di dati personali

Con la presente, Le confermiamo e ulteriormente notifichiamo che nell’ambito del programma di cessione di crediti commerciali (la cui realizzazione da parte di Bunge Italia S.p.A. (la “Società”) Le è stata precedentemente notificata con lettera inviata in data [•] giugno 2013), la Società ha ceduto:

•                                          tutti i crediti derivanti dai contratti in essere tra Voi e la nostra Società nel corso degli ultimi 30 giorni (i.e. da [•] a [•]) — così come anche specificati ed ulteriormente identificati in ciascuna fattura che Le abbiamo inviato nel corso degli ultimi 30 giorni (i “Crediti”), a Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A., una banca avente sede legale in Croeselaan, 18, Utrecht 3521 CB, Netherlands (“Rabobank Nederland”), ai sensi di un contratto denominato “Italian Receivables Purchase Agreement”, datato [•] 2013 e regolato dalla l. 52/91. La informiamo altresì che nel contesto della medesima operazione di cessione di crediti commerciali, nonché ai sensi di un contratto denominato “Italian Intermediate Transfer Agreement” stipulato in data 1 giugno 2011, come successivamente modificato, i Crediti sono stati oggetto di un’ulteriore cessione da Rabobank Nederland in favore di Bunge Securitization B.V. (“Bunge Securitization”) una società con sede sociale in Burg. De Manlaan 2, 4837 BN, Breda, Netherlands, e, infine, (ri)ceduti in garanzia a Rabobank Nederland (il quale è il titolare ultimo dei Crediti), nella sua qualità di mandatario (administrative agent) delle controparti contrattuali garantite (l’”Administrative Agent”).

In qualità di sub-servicer, abbiamo continuato a svolgere, in nome e per conto dell’Administrative Agent, l’incarico di gestire, incassare e amministrare i Crediti, e, pertanto, La preghiamo di continuare ad effettuare qualsiasi pagamento, dovuto in relazione ai Crediti, sul conto corrente IBAN [•], aperto in nome di Bunge Italia S.p.A. presso [•].

La preghiamo di notare che, ai sensi e per gli effetti dell’art. 1260, cod. civ., ogni pagamento effettuato nei confronti di soggetto diverso da Bunge Italia S.p.A. (nel conto corrente indicato al paragrafo che precede) non potrà essere considerato liberatorio della Sua posizione debitoria.

Con l’occasione, La informiamo altresì che i Suoi dati personali verranno trattati nel rispetto della normativa vigente conformemente a quanto previsto dal Codice in Materia di Dati Personali (d. lgs. 196/2003), come comunicatoLe con precedente corrispondenza. Per Sua comodità, le informazioni al riguardo, precedentemente trasmesse, sono nuovamente allegate alla presente lettera all’Allegato 1.

Cordiali saluti,

BUNGE ITALIA S.P.A.

2

Allegato 1

Informativa Privacy ai sensi dell’art. 13 del d.lgs. 196/2003

La cessione dei Crediti, di cui alla presente notifica, ha comportato necessariamente il trasferimento a Rabobank Nederland anche dei dati personali - anagrafici, patrimoniali e reddituali - contenuti nei documenti e nelle evidenze informatiche connessi ai crediti e relativi ai debitori ceduti ed ai rispettivi garanti (i “Dati Personali”). Ciò premesso, Rabobank Nederland, in qualità di titolare del trattamento (il “Titolare”), è tenuta a fornire ai debitori ceduti, ai rispettivi garanti, ai loro successori ed aventi causa (gli “Interessati”) l’informativa di cui all’art. 13 del d.lgs. 196/2003 meglio noto come “Codice in materia di Protezione dei Dati Personali” (il “Codice Privacy”) ed assolve tale obbligo mediante la presente comunicazione effettuata a mezzo della Nostra Società, previo apposito incarico.

Pertanto, ai sensi e per gli effetti dell’art. 13 del Codice Privacy, la Nostra Società - in nome e per conto proprio nonché di Rabobank Nederland e degli altri soggetti di seguito individuati - informa che i Dati Personali degli Interessati contenuti nei documenti relativi a ciascun credito ceduto saranno trattati esclusivamente nell’ambito della ordinaria attività del Titolare e, inter alia, per adempiere agli obblighi previsti dalla legge o dai regolamenti nonché con finalità connesse e strumentali ai rapporti con i debitori/garanti.

Il trattamento dei Dati Personali avverrà mediante elaborazioni manuali o strumenti elettronici e comunque, in modo da garantire la sicurezza e la riservatezza dei Dati Personali stessi.

I Dati Personali potranno, altresì, essere comunicati - in ogni momento — a Bunge Securitization, per la sola realizzazione dell’operazione di factoring e dell’esercizio dei diritti ad essa spettanti in relazione ai Crediti, nonché a soggetti volti a realizzare le finalità sopra elencate nonché le finalità relative, tra le altre, all’espletamento dei servizi di cassa e pagamento e ad ogni attività di consulenza anche legale che dovesse rendersi necessaria in questo ambito.

I soggetti appartenenti alle categorie ai quali i dati potranno essere comunicati utilizzeranno i dati in qualità di autonomi titolari del trattamento, in piena autonomia e nel rispetto delle disposizioni del Codice Privacy. In particolare, Bunge Finance B.V., operando in qualità di servicer per la gestione dei crediti e del relativo incasso, e la Nostra Società nella sua qualità di sub-servicer, su apposita delega del servicer, tratteranno i dati in qualità di Responsabili del trattamento. Possono altresì venire a conoscenza dei Dati Personali in qualità di incaricati del trattamento — nei limiti dello svolgimento delle mansioni assegnate — persone fisiche appartenenti alle categorie dei consulenti e/o dei dipendenti del Titolare e/o dei Responsabili stessi. L’elenco completo ed aggiornato dei soggetti ai quali i Dati Personali possono essere comunicati e di quelli che ne possono venire a conoscenza possono essere consultati in ogni momento inoltrando apposita richiesta al Titolare o ai Responsabili del trattamento. I Dati Personali potranno anche essere comunicati all’estero per dette finalità ma solo a soggetti che operino in Paesi appartenenti all’Unione Europea. I Dati Personali non saranno oggetto di diffusione.

La Nostra Società informa, infine, che la legge attribuisce a ciascuno degli Interessati gli specifici diritti di cui all’art. 7 del Codice in materia di Protezione dei Dati Personali che possono essere esercitati rivolgendosi ai Responsabili del Trattamento ed in particolare: a Bunge Finance B.V., presso la propria sede legale in [•] o ai seguenti recapiti: numero di fax [•] e numero di telefono [•], o, alternativamente, a Bunge Italia S.p.A., presso la propria sede legale in [•] o ai seguenti recapiti: numero di fax [•] e numero di telefono [•].

I nostri uffici resteranno a Vostra disposizione per qualunque esigenza ai recapiti anzidetti.

Con i migliori saluti,

3

BUNGE ITALIA S.P.A.

4

FORM OF ITALIAN MONTHLY NOTICE OF ASSIGNMENT (ENG)

To: [•] (Assigned Debtor)

[PLEASE INSERT THE RELEVANT DETAILS OF EACH OBLIGOR]

From:

Bunge Italia S.p.A.

Viale G. di Vittorio, 62

Ravenna

Italy

             , 2013

Dear Sirs,

Re: Notice of assignment of receivables in accordance with Articles 1248, 1264 and 1265 of the Italian Civil Code - Instructions of payment - Information relating to personal data

We hereby inform to you that, in the context of the securitization transaction (whose implementation by Bunge Italia S.p.A. (the “Company”) has been communicated to you by our letter dated [•] 2013), the Company has assigned:

•                                          all the receivables originated from our commercial agreements in place during the last previous month (i.e. from [•] to [•]) — as also evidenced in each invoice sent to you during the last previous month (the “Receivables”), to Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A., a bank having registered office in Croeselaan 18, 3521 CB, Utrecht, the Netherlands (hereinafter, “Rabobank Nederland”) pursuant to an agreement named “Italian Receivables Purchase Agreement” dated [•] 2013, governed by law 52/91. We also inform you, that in the context of the above mentioned securitization and in compliance with the agreement named “Italian Intermediate Transfer Agreement” dated 1st June 2011, as subsequently amended, the Receivables have been subsequently assigned by Rabobank Nederland to Bunge Securitization B.V. (hereinafter “Bunge Securitization”), a company having registered office in Burg. de Manlaan 2, 4837 BN Breda, the Netherlands and at the end, have been (re)assigned by way of security to Rabobank Nederland (which is the ultimate owner of the Receivables), in its capacity as administrative agent (mandatario) of the secured parties (the “Administrative Agent”).

In our capacity as sub-servicer, we continue to conduct, in the name and on behalf of the Administrative Agent, the servicing, collection and administration of the Receivables and for such reason we kindly ask you to continue to make any payments, due in relation to the Receivables on the following bank account IBAN [•] opened in the name of Bunge Italia S.p.A. with [•].

Please note that, as of today and up to different notice, pursuant to article 1260 of the Italian Civil Code, any payment made to an entity other than Bunge Italia S.p.A. (on the Bank Account designated above) shall not be considered able to redeem your debt.

We hereby also inform you that your personal data will be continued to be treated in compliance with the relevant laws and regulations, pursuant to the provisions of the Privacy Code (legislative decree 196/2003), as already communicated to you with our previous correspondence. For your convenience the information already given to you for data protection purposes is (re)attached hereto as Schedule 1.

Yours faithfully,

BUNGE ITALIA S.P.A.

2

Schedule 1

Information relating to personal data in accordance with Article 13 of Legislative Decree No. 196 of 30 June 2003

Pursuant to article 13, paragraphs 1 and 2 of Legislative Decree No 196 of 30 June 2003 (known as the “Privacy Code”), and in relation to the processing of your personal data, our Company notifies you the following.

As a consequence of the transfer hereto, also the personal data connected to the assigned receivables, the related assigned debtors and the related guarantors (the “Personal Data”) have been transferred to Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A. (“Rabobank Nederland”), which has become “Data Controller” (Titolare del trattamento) as provided for by article 28 of the Privacy Code. Rabobank Nederland, in its capacity as Data Controller, shall provide to the assigned debtors, the related guarantors and related successors (the “Interest Parties”) the privacy notice provided for pursuant to article 13 of the Privacy Code and complies with this obligation through such communication carried out by our Company, upon a specific mandate duly given to it.

In the light of the foregoing, your Personal Data will be processed in printed, computing and telematic form for the following purposes: (i) in connection with the ordinary business of the Data Controller; (ii) performance of contractual and lawful obligations and (iii) purposes connected with relationship with the debtors and related guarantor.

Your Personal Data may be disclosed at any time, and consequently processed, strictly in accordance with the above-mentioned purposes, by the following subjects: (i) Bunge Securitization, for the sole purposes of carrying out the Factoring Transaction and exercising the rights connected to the Receivables, as well as (ii) other entities for the purposes above mentioned and for the collection and payment services and any advice activity (including legal advice activity) in relation thereto.

The subjects belonging to the categories allowed to receive Personal Data shall use the same Personal Data as autonomous Data Controller, in full autonomy and in compliance with the Privacy Code. In particular Bunge Finance B.V., acting in its capacity as servicer for the management of the Receivables and the relevant cash and the Company acting in its capacity as sub-servicer, duly appointed by the servicer, will be entitled to process the Personal Data in their capacities as Data Processors. Personal Data may also be known by individuals belonging to the categories of consultants and/or employees of the Data Controller or Data Processors themselves in their capacity as persons in charge of the processing — and within the limits of the activities assigned and carried by them. The complete and updated list of the subjects whom Personal Data can be communicated or those who may have knowledge of them can be consulted in every moment filing a specific request to the Data Controller or the Data Processors. Personal Data can be communicated abroad for the above mentioned purposes, but only to subjects acting in countries which are member of the European Union. Personal Data shall not be disclosed.

Ultimately, our Company hereby informs you that Italian Law grants to each of the Interest Parties the specific rights pursuant to article 7 of the Privacy Code that can be exercised turning, in their capacities as Data Processor, to (i) Bunge Finance B.V., at its registered office in [•], or to the following numbers: fax number [•] and phone number [•], or, alternatively, (ii) Bunge Italia S.p.A., at its registered office in [•], or to the following numbers: fax number [•] and phone number [•].

Our offices remain at your disposal for whats0ever need.

3

Best regards,

BUNGE ITALIA S.P.A.

4

IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

BUNGE SECURITIZATION B.V., as Seller

By:	/s/ R. Jacobs
Name: R. Jacobs
Title: Proxy holder

By:	/s/ J.W.P. Jansen
Name: J.W.P. Jansen
Title: Proxy holder

BUNGE FINANCE B.V., as Master Servicer

By:	/s/ J.J. Kloet
Name: J.J. Kloet
Title: Director

By:	/s/ B.J. van Genderen
Name: B.J. van Genderen
Title: Director

BUNGE LIMITED, as Performance Undertaking Provider

By:	/s/ Premchand Kanneganti
Name: Premchand Kanneganti
Title: Treasurer

By:	/s/ Vicente Teixeira
Name: Vicente Teixeira
Title: Chief Personnel Officer

[Signature to Fourth Amendment to the Receivables Transfer Agreement]

COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., as Administrative Agent, Committed Purchaser and Purchaser Agent

By:	/s/ Eugene van Esveld
Name: Eugene van Esveld
Title: Director

NIEUW AMSTERDAM RECEIVABLES CORP., as Conduit Purchaser

By:	/s/ Damian Perez
Name: Damian Perez
Title: Vice President

[Signature to Fourth Amendment to the Receivables Transfer Agreement]

CREDIT AGRICOLE CORPORATE & INVESTMENT BANK, as Purchaser Agent and Committed Purchaser

By:	/s/ C. Boband
Name: C. Boband
Title: Executive Director

By:	/s/ Jerôme Mazière
Name: Jerôme Mazière
Title: Managing Director

[Signature to Fourth Amendment to the Receivables Transfer Agreement]

HSBC BANK PLC, as Purchaser Agent

By:	/s/ Nigel Batley
Name: Nigel Batley
Title: Managing Director

REGENCY ASSETS LIMITED, as Committed Purchaser and Conduit Purchaser

By:	/s/ Rhys Owens
Name: Rhys Owens
Title: Authorized Signatory

[Signature to Fourth Amendment to the Receivables Transfer Agreement]

BNP PARIBAS, LONDON BRANCH, as Purchaser Agent

By:	/s/ Samuel Lefeuvre
Name: Samuel Lefeuvre
Title: Securitization Officer

MATCHPOINT FINANCE PLC, as Committed Purchaser and Conduit Purchaser

By:	/s/ Brian McDonagh
Name: Brian McDonagh
Title: Director

[Signature to Fourth Amendment to the Receivables Transfer Agreement]